
<ARTICLE> 5
<LEGEND>
This Exhibit contains summary financial information extracted from the Registrant's unaudited consolidated financial statements for the period ended
October 2, 1996 and is qualified in its entirety by reference to such financial statements. This Exhibit shall not be deemed filed for purposes of Section 11 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of
1934, or otherwise subject to the liability of such Sections, nor shall it be deemed a part of any other filing which incorporates this report by reference, unless such other filing expressly incorporates this Exhibit by reference.

</LEGEND>
<MULTIPLIER> 1,000
<CURRENCY> U.S. DOLLARS

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                          JAN-01-1997
<PERIOD-START>                             DEC-28-1995
<PERIOD-END>                               OCT-02-1996
<EXCHANGE-RATE>                                      1
<CASH>                                               0
<SECURITIES>                                         0
<RECEIVABLES>                                    2,785
<ALLOWANCES>                                         0
<INVENTORY>                                      3,697
<CURRENT-ASSETS>                                 8,238
<PP&E>                                          79,241
<DEPRECIATION>                                   8,143
<TOTAL-ASSETS>                                 167,950
<CURRENT-LIABILITIES>                           44,273
<BONDS>                                         95,911
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                         1,340
<OTHER-SE>                                      19,866
<TOTAL-LIABILITY-AND-EQUITY>                   167,950
<SALES>                                        163,772
<TOTAL-REVENUES>                               163,772
<CGS>                                           44,972
<TOTAL-COSTS>                                   44,972
<OTHER-EXPENSES>                               109,208
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                               6,581
<INCOME-PRETAX>                                  3,007
<INCOME-TAX>                                     1,205
<INCOME-CONTINUING>                              1,802
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                  (497)
<CHANGES>                                            0
<NET-INCOME>                                     1,156
<EPS-PRIMARY>                                      .10
<EPS-DILUTED>                                      .10

